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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                March 24, 1995
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               Date of Report (Date of earliest event reported)

                                Comdisco, Inc.
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            (Exact name of registrant as specified in its charter)

                                   Delaware
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                (State or other jurisdiction of incorporation)

               1-7725                              36-2687938
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       (Commission File Number)        (IRS Employer Identification No.)

               6111 North River Road, Rosemont, Illinois  60018
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             (Address of principal executive offices)  (Zip code)

                                (708) 698-3000
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              Registrant's telephone number, including area code
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Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits

     1.1 Distribution Agreement dated March 24, 1995 by and among the Company and Merrill Lynch, Pierce, Fenner & Smith, Incorporated, Salomon Brothers Inc, Smith Barney Inc., Morgan Stanley & Co. Incorporated and UBS Securities Inc., as Agents.

     4.1  Form of Fixed Rate Medium-Term Note.

     4.2  Form of Floating Rate Medium-Term Note.

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                                 SIGNATURES
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    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                          COMDISCO, INC.


Date:  March 24, 1995                     By:  /s/ Philip A. Hewes
                                               _________________________
                                            Its:  Senior Vice President/
                                                   Legal and Secretary

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